Exhibit (10)(a)(x)

                               SECURITY AGREEMENT

            This Security Agreement (this "Agreement"), dated as of the 30th day of October, 1996, is made by Allied Digital Technologies Corp., a Delaware corporation ("Allied"), HMG Digital Technologies Corp., a Delaware corporation ("HMG"), and HRM Holdings Corp., a Delaware corporation ("Holdings"; Allied, HMG and Holdings are sometimes hereinafter referred to, individually, as a "Debtor" and, collectively, as the "Debtors"), and American National Bank and Trust Company of Chicago ("Secured Party").

            WHEREAS, Allied owns all of the issued and outstanding capital stock of HMG; HMG owns all of the issued and outstanding capital stock of Holdings; and Holdings owns all of the issued and outstanding capital stock of Hauppauge Record Manufacturing Ltd., a New York corporation ("Borrower");

            WHEREAS, Debtors, Allied Film Laboratory, Inc., a Michigan corporation ("AFL"), and Borrower entered into that certain Tax Allocation Agreement dated as of January 11, 1995 (as amended or otherwise modified from time to time, the "Allied Tax Sharing Agreement") to provide, among other things, for the allocation of certain income tax liabilities and credits among Debtors, AFL and Borrower and superseding for certain periods that certain Tax Allocation Agreement dated as of September 20, 1993 among HMG, Holdings and Borrower (the "HMG Tax Sharing Agreement") and that certain Tax Allocation Agreement dated as of October 15, 1992 between Holdings and Borrower (the "Holdings Tax Sharing Agreement"; the Allied Tax Sharing Agreement, the HMG Tax Sharing Agreement and the Holdings Tax Sharing Agreement are sometimes referred to herein, individually, as a "Tax Sharing Agreement" and, collectively, as a "Tax Sharing Agreement");

            WHEREAS, AFL has merged with and into Borrower and Borrower has entered into that certain Amended and Restated Loan and Security Agreement dated as of the date hereof with Secured Party (as amended or otherwise modiporate and other relationships between Debtors and Borrower, Debtors will benefit from the advances and financial accommodations provided by Secured Party to Borrower pursuant to the Loan Agreement and any distributions, dividends or other payments permitted to be made, directly or indirectly, by Borrower to any of Debtors, pursuant to the terms and provisions of the Loan Agreement and the other "Financing Agreements" (as such term is defined in the Loan Agreement);

            NOW THEREFORE, in consideration of the terms and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1.    DEFINITIONS.

            1.1 Terms Defined in the Loan Agreement. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

            1.2 General Terms. When used herein, the following terms shall have the following meanings:

            "Collateral" shall mean, collectively, all property and interests in property now owned or hereafter acquired by any Debtor in or upon which a security interest, lien, charge or mortgage is granted to Secured Party by any Debtor, whether under this Agreement or under any other documents, instruments or writings executed by any Debtor and delivered to Secured Party.

            "General Intangibles" shall mean, collectively, all general intangibles, choses in action, causes of action and all other intangible personal property of each Debtor of every kind and nature (other than accounts) now owned or hereafter acquired, including without limitation goodwill, corporate or other business records, computer software, tax refunds, tax refund claims, rights and claims against any taxing authority (domestic or foreign) and the like, wheresoever located.

            "Obligations" shall mean, collectively, all liabilities, obligations and indebtedness of Borrower and each of the Debtors to Secured Party, in each case of any and every kind and nature, whether heretofore, now or hereafter owing, arising, due or payable and howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise (including obligations of performance) and whether arising or existing under written agreement, oral agreement or operation of law, including without limitation the Liabilities and all of Borrower's and each Debtor's respective indebtedness and other obligations to Secured Party under the Loan Agreement, this Agreement and any of the other Financing Agreements.


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            1.3 Other Terms Defined in Illinois Uniform Commercial Code. All
other terms contained in this Agreement (and which are not otherwise specifically defined herein) shall have the meanings provided in Article 9 of the Uniform Commercial Code as in effect in the State of Illinois (the "Code") to the extent the same are used or defined therein.

            2.    COLLATERAL.

            2.1 Security Interest. To secure payment and performance of the Obligations, each Debtor hereby grants to Secured Party a right of setoff against and a continuing security interest in and to all of the following personal property and interests in property of such Debtor, whether now owned or hereafter arising or acquired and wheresoever located: (i) all returns, reports, declarations and other filings made by or with respect to any one or more of Borrower and Debtors relating to any Tax Accounts (as defined below) or any income, property, sales, use or other taxes, fees or assessments (collectively, the "Tax Documents"); (ii) all tax refunds and all other rights and claims against and all refunds and payments due from any taxing authority (domestic or foreign) (collectively, the "Tax Accounts"); (iii) all monies or other payments received by such Debtor with respect to any of the Tax Accounts or the Tax Documents (or any liability of any one or more of Debtors and Borrower under any of the Tax Documents) or any payments made by any one or more of Debtors and Borrower with respect to any of the Tax Documents (or any liability of any one or more of Debtors and Borrower under any of the Tax Documents), including without limitation monies or other payments received by such Debtor from Borrower or any other Debtor intended for use in making any tax payments or pursuant to any of the Tax Sharing Agreements; (iv) all contract rights, General Intangibles, chattel paper, instruments, notes, and documents relating to any of the foregoing; (v) such Debtor's deposit accounts (general or special) with and credits and other claims against Secured Party and any other financial institution with which such Debtor maintains deposits; (vi) such Debtor's monies, and any and all other property and interests in property of such Debtor now or hereafter coming into the actual possession, custody or control of Secured Party or any agent or affiliate of Secured Party in any way or for any purpose (whether for y, pledge, transmission, collection or otherwise); (vii) all books and records relating to any of the foregoing; and (viii) all accessions and additions to, substitutions for, and replacements, products and proceeds, of any of the foregoing.

            2.2 Preservation of Collateral and Perfection of Security Interests Therein. Each Debtor shall execute and deliver to Secured Party, concurrently with the execution of this Agreement, and at any time or times hereafter at the request of Secured Party, all financing statements, instruments or other documents (and pay the


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cost of filing or recording the same in all public offices deemed necessary by
Secured Party), as Secured Party may request, in a form reasonably satisfactory to Secured Party, to perfect and keep perfected the security interest in the Collateral granted by such Debtor to Secured Party or to otherwise protect and preserve the Collateral and Secured Party's security interest therein or to enforce Secured Party's security interests in the Collateral or to comply with the federal Assignment of Claims Act or any similar federal or state laws. Should any Debtor fail to do so, Secured Party is authorized to sign any such financing statements, instruments or other documents as such Debtor's agent. Each Debtor further agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

            2.3 Setoff. Each Debtor agrees that Secured Party has all rights of setoff and banker's lien provided by applicable law and, in addition thereto, each Debtor agrees that (in addition to Secured Party's rights with respect to proceeds of Collateral) at any time (a) any amount owing by any Debtor under this Agreement or by Borrower or any Debtor under any of the Financing Agreements is then due or (b) any default by any Debtor under this Agreement or any Default exists, Secured Party may apply to the payment of the obligations of any one or more of the Debtors under this Agreement and the other Obligations, any and all balances, credits, deposits, accounts or monies of any Debtor then or thereafter with Secured Party. Without limitation of the foregoing and in addition to Secured Party's rights with respect to the proceeds of the Collateral, each Debtor agrees that upon and after the occurrence and during the continuance of a default by any Debtor under this Agreement or a Default, Secured Party and each of its branches and offices is hereby authorized, at any time and from time to time, without notice, (i) to setoff against, and to appropriate and apply to the payment of, the obligations of any one or more of the Debtors under this Agreement and the other Obligations (in each case, whether matured or unmatured, fixed or contingent or liquidated or unliquidated) any and all amounts owing by Secured Party or any such office or branch to any one or more of the Debtors (whether matured or unmatured, and, in the case of deposits, whether general or special, time or demand and however evidenced) and
(ii) pending any such action, to the extent necessary, to hold such amounts as collateral to secure such obligations and the other Obligations and to return as unpaid for insufficient funds any and all checks and other items drawn against any deposits so held as Secured Party may elect in its sole discretion exercised in Good Faith.

            3.    WARRANTIES.

            Debtors represent and warrant that as of the date of the execution of this Agreement, and continuing so long as this Agreement remains in effect:


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            3.1 Corporate Existence. Each Debtor is a corporation duly organized and in good standing under the laws of its state of incorporation identified in the preamble to this Agreement and is duly qualified as a foreign corporation and in good standing in each state where the nature and extent of the business transacted by such Debtor or the ownership of its assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not in the aggregate have a material adverse effect on such Debtor's financial condition, results of operations or business or the ability of such Debtor to perform its obligations under this Agreement.

            3.2 Corporate Authority. The execution and delivery by each Debtor of this Agreement and the performance of each Debtor's obligations hereunder:
(i) are within such Debtor's corporate powers; (ii) are duly authorized by such Debtor's Board of Directors and, if necessary, such Debtor's stockholders; (iii) are not in contravention of the terms of any Debtor's Certificate or Articles of Incorporation, or By-Laws, or of any indenture, or other agreement or undertaking to which any Debtor is a party or by which any Debtor or any of its property is bound or any judgment, decree or order applicable to any Debtor;
(iv) do not, as of the execution hereof, require any governmental consent, registration or approval; (v) do not contravene any contractual or governmental restriction binding upon any Debtor; and (vi) will not, except as contemplated herein, result in the imposition of any lien, charge, security interest or encumbrance upon any property of any Debtor.

            3.3 Binding Effect. This Agreement has been duly executed and delivered by each Debtor and constitutes the legal, valid and binding obligation of each Debtor, enforceable against each Debtor in accordance with its terms.

            3.4 Collateral. The Collateral is and will continue to be owned by the Debtors, free and clear of all liens, security interests, claims and other encumbrances except (i) security interests in favor of Secured Party and (ii) rights of Borrower and the Debtors under the Tax Sharing Agreements. All tangible Collateral of each Debtor is and will continue to be located at the address of the chief executive office of such Debtor as such address may be changed from time to time pursuant to subsection 5.1 hereof.

            3.5 Chief Place of Business. As of the execution hereof, the principal place of business and chief executive office of each Debtor is located at 15 Gilpin Avenue, Hauppauge, New York 11788. If any change in any such location occurs, Debtors promptly shall notify Secured Party thereof in accordance with subsection 5.1 hereof. As of the execution hereof (except for certain of Allied's books and records, records of account and chattel paper which may continue to be located at


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7375 Woodward Avenue, Detroit, Michigan 48202 prior to November 30, 1996), the books and records of each Debtor, all records of account and all chattel paper constituting Collateral (to the extent the same have not been delivered to Secured Party) are located at the principal place of business and chief executive office of such Debtor, and if any change in such location occurs, Debtors promptly shall notify Secured Party thereof in accordance with subsection 5.1 hereof. Allied's tax identification number is 38-3191597, HMG's tax identification number is 13-3643843 and Holdings' tax identification number is 11- 3040949.

            3.6 Other Corporate Names. No Debtor has used any corporate or fictitious name other than the corporate name shown on such Debtor's Articles or Certificate of Incorporation, except that HMG used the name RCL Acquisition Corp. prior to amending its name to its current name in 1993.

            3.7 Patents, Trademarks and Licenses. Each Debtor possesses adequate licenses, permits, patents, patent applications, copyrights, service marks, trademarks, trademark applications, trade styles, trade names, governmental approvals or authorizations and other rights to continue to conduct its business as heretofore conducted by it or contemplated to be conducted by it.

            3.8 Subsidiaries. Allied owns beneficially and of record all of the issued and outstanding shares of capital stock of HMG; HMG owns beneficially and of record all of the issued and outstanding shares of capital stock of Holdings; and Holdings owns beneficially and of record all of the issued and outstanding shares of capital stock of Borrower.

            3.9 Survival of Warranties. All representations and warranties contained in this Agreement shall survive the execution and delivery of this Agreement.

            4.    AFFIRMATIVE COVENANTS.

            Debtors covenant and agree that, so long as this Agreement remains in effect:

            4.1 Inspection. Secured Party, or any Person designated by Secured Party (including without limitation any Participant) in writing, shall have the right, from time to time hereafter, to call at any Debtor's place or places of business (or any other place where the Collateral or any information relating thereto is kept or located) during reasonable business hours, and, without hindrance or delay, (i) to inspect, audit, check and make copies of and extracts from each Debtor's books, records, journals,


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orders, receipts and any correspondence and other data relating to any Debtor's business or to any transactions between any one or more of the Debtors and their Subsidiaries and Secured Party, (ii) to make such verification concerning the Collateral as Secured Party may consider reasonable under the circumstances, and
(iii) to discuss the affairs, finances and business of each of Debtors and their Subsidiaries with any officers, employees, directors or independent accountants of any of the Debtors and their Subsidiaries and agrees that such discussions or communications shall be without liability to Secured Party or such independent accountants. Debtors shall pay on demand all photocopying expenses incurred by Secured Party under this subsection 4.1.

            4.2 Closing Costs and Expenses. Debtors shall reimburse Secured Party on demand for all reasonable expenses and fees paid or incurred in connection with the documentation, negotiation and execution of this Agreement, including without limitation lien search, filing and recording fees and taxes and the reasonable fees and expenses of Secured Party's attorneys and paralegals (whether such attorneys and paralegals are employees of Secured Party or are separately engaged by Secured Party), whether such expenses and fees are incurred prior to or after the date hereof. All reasonable costs and expenses incurred by Secured Party with respect to the negotiation, documentation and execution of this Agreement and the enforcement, collection and protection of Secured Party's interest in the Collateral shall be payable on demand and secured by the Collateral.

            4.3 Notice. Debtors shall, as soon as possible, and in any event within five (5) days after any officer of any Debtor learns of any change in the location of any Collateral from the applicable address set forth in subsection
3.4 or subsection 3.5 hereof or any subsequent location, give written notice thereof to Secured Party.

            4.4 Instruments and Chattel Paper. Immediately upon any Debtor's receipt thereof, Debtors shall deliver or cause to be delivered to Borrower all amounts which Borrower is entitled pursuant to any of the Tax Sharing Agreements. If any default by any Debtor under this Agreement or any Default has occurred and is continuing, Debtors shall deliver or cause to be delivered to Secured Party, with appropriate endorsement and assignment to vest title and possession in Secured Party, with full recourse to Debtors, all chattel paper and instruments constituting part of the Collateral which any Debtor now owns or may at any time or times hereafter acquire.

            4.5 Appointment of Secured Party as each Debtor's Attorney-in-Fact. Each Debtor hereby irrevocably designates, makes, constitutes and appoints Secured Party (and all officers, employees and agents designated by Secured Party) as such Debtor's true and lawful attorney-in-fact, and authorizes Secured Party, in such


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Debtor's or Secured Party's name, following the occurrence and during the continuance of a default by any Debtor under this Agreement or a Default, to:
(i) demand payment of any Tax Account or any other Collateral; (ii) enforce payment of any Tax Account or any other Collateral by legal proceedings or otherwise; (iii) exercise all of such Debtor's rights and remedies with respect to proceedings brought with respect to any Tax Account or any other Collateral;
(iv) settle, adjust, compromise, extend or renew any Tax Account or any other Collateral; (v) discharge and release any Tax Account or any other Collateral;
(vi) prepare, file and sign such Debtor's name on any Tax Document or other similar document; (vii) notify the post office authorities to change the address for delivery of such Debtor's mail to an address designated by Secured Party, and open and deal with all mail addressed to such Debtor; (viii) take control in any manner of any item of payment or proceeds with respect to any of the Collateral; (ix) endorse such Debtor's name upon any items of payment or proceeds with respect to any of the Collateral and deposit the same in Secured Party's account on account of the obligations of any one or more of the Debtors under this Agreement or the other Obligations; (x) endorse such Debtor's name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Tax Account or any other Collateral; and (xi) do all acts and things which are necessary, in Secured Party's sole discretion, to fulfill each Debtor's obligations under this Agreement. If Secured Party undertakes to collect the Collateral from any taxing authority, then Secured Party will proceed in a commercially reasonable manner to the extent required by law and Secured Party may deduct its reasonable expenses of realization from any such collections.

            4.6 Financial Statements and Other Information. Each Debtor shall provide Holdings and Borrower with all financial statements and other information with respect to such Debtor and such Debtor's Subsidiaries and other Affiliates as may be required by the other Debtors or the Borrower to fulfill their respective obligations under the Loan Agreement and the other Financing Agreements.

            5.    NEGATIVE COVENANTS.

            Debtors covenant and agree that so long as this Agreement remains in effect (unless Secured Party shall give its prior written consent thereto):

            5.1 Amendment of Articles of Incorporation or By-Laws; Corporate Name; Places of Business. No Debtor shall amend its Articles or Certificate of Incorporation or By-Laws to effect a change in its corporate name unless Debtors furnish to Secured Party all such executed financing statements and amendments to financing statements which Secured Party may request prior to the filing of such


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

amendment and furnish to Secured Party a copy of such amendment, certified by the Secretary of State of such Debtor's state of incorporation, within ten
(10) days of the date such amendment is filed with such Secretary of State. No Debtor shall make any change to the location of its principal place of business, chief executive office, books and records, chattel paper or records of account unless prior to the effective date of such change in location, Debtors deliver to Secured Party such financing statements and amendments to financing statements which Secured Party may request to reflect such change in location. Debtors shall deliver such other documents and instruments as Secured Party may request in connection with any such change in name or location within ten (10) days of the effectiveness of such change or Secured Party's request therefor.

            5.2 Encumbrances. No Debtor shall create, incur, assume or suffer to exist any security interest, mortgage, pledge, lien or other encumbrance of any nature whatsoever on any of the Collateral other than the liens and security interests granted to the Secured Party under this Agreement or under the other Financing Agreements.

            5.3 Consolidations, Mergers or Changes. No Debtor shall recapitalize, consolidate with or merge with any other Person, or otherwise change its identity or corporate structure, unless prior to the effective date of such event Debtors notify Secured Party and deliver to Secured Party such financing statements, amendments to financing statements and other documents and instruments as Secured Party may request to perfect, keep perfected and otherwise protect and preserve the Secured Party's security interest in the Collateral and Secured Party's other rights under this Agreement, in each case in a manner satisfactory to Secured Party.

            5.4 Tax Sharing Agreements. No Debtor shall, and no Debtor shall permit any of its Subsidiaries to, enter into or consent to any modification or alteration of any of the Tax Sharing Agreements.

            6.    WAIVERS; OTHER AGREEMENTS.

            A. Secured Party is hereby authorized, without notice to or demand upon any of the Debtors, which notice or demand is expressly waived hereby, and without discharging or otherwise affecting the obligations of any Debtor hereunder (which shall remain absolute and unconditional notwithstanding any such action or omission to act), from time to time, to:


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            (i) supplement, renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Obligations, or any portion thereof, or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument (including without limitation the Loan Agreement and the other Financing Agreements) heretofore, now or hereafter executed by the Borrower or any of the Debtors and delivered to the Secured Party, including without limitation any increase or decrease of the principal amount thereof or the rate of interest thereon;

            (ii) waive or otherwise consent to noncompliance with any provision of any agreement, document or instrument (including without limitation the Loan Agreement and the other Financing Agreements) evidencing or in respect of the Obligations, or any part thereof, heretofore, now or hereafter executed by any of the Borrower and the Debtors and delivered to the Secured Party;

            (iii)  accept partial payments on the Obligations;

            (iv) receive, take and hold security or collateral for the payment or performance of the Obligations, or any part thereof, or for the payment or performance of any guaranties of all or any part of the Obligations, and exchange, enforce, waive, substitute, liquidate, terminate, abandon, fail to perfect, subordinate, transfer, otherwise alter and release any such security or collateral;

            (v) apply any and all such security or collateral and direct the order or manner of sale thereof as Secured Party may determine in its sole discretion;

            (vi) settle, release, compromise, collect or otherwise liquidate the Obligations, or any part thereof, or accept, substitute, release, exchange or otherwise alter, affect or impair any security or collateral for the Obligations, or any part thereof, or any guaranty therefor, in any manner;


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            (vii) add, release or substitute any one or more guarantors, makers or endorsers of all or any part of the Obligations and otherwise deal with the Borrower, any of the Debtors or any guarantor, maker or endorser as Secured Party may elect in its sole discretion;

            (viii) apply any and all payments or recoveries from the Borrower, any of the Debtors or any guarantor, maker or endorser of all or any part of the Obligations to the Obligations in such order as Secured Party in its sole discretion may determine, whether such Obligations are secured or unsecured or guaranteed or not guaranteed by others;

            (ix) apply any and all payments or recoveries from any of the Debtors or from any guarantor, maker or endorser of all or any part of the Obligations or sums realized from security furnished by any of them upon any of their indebtedness or obligations to Secured Party as Secured Party in its sole discretion may determine, whether or not such indebtedness or obligations relate to the Obligations; and

            (x) refund at any time, at Secured Party's sole discretion, any payment received by Secured Party in respect of any Obligations, and payment to Secured Party of the amount so refunded shall be fully secured hereby even though prior thereto this Agreement shall have been canceled or surrendered (or any lien, security interest or other collateral shall have been released or terminated by virtue thereof) by Secured Party, and such prior cancellation or surrender (or release or termination) shall not diminish, release, discharge, impair or otherwise affect the obligations of any Debtor hereunder in respect of the amount so refunded (and any lien, security interest or other collateral so released or terminated shall be reinstated with respect to such obligations).

            B. Debtors hereby agree that each of their obligations under this Agreement are absolute and unconditional and shall not be discharged or otherwise affected as a result of:

            (i) the invalidity or unenforceability of any security for or any guaranty of all or any part of the Obligations or of any promissory note or other agreement, document or instrument (including without limitation the Loan Agreement and the other Financing Agreements) evidencing or in respect of all or any part of the Obligations, or the lack of perfection or continuing perfection or failure of priority of any security for all or any part of the Obligations or any guaranty therefor;


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            (ii) the absence of any attempt to collect the Obligations, or any portion thereof, from the Borrower, any Debtor or any guarantor or other action to enforce the same;

            (iii) any failure by Secured Party to acquire, perfect and maintain any security interest in, or to preserve any rights to, any security or collateral for all or any part of the Obligations or any guaranty therefor;

            (iv) any election by Secured Party in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. ss. 101 et seq.) (the "Bankruptcy Code");

            (v) any borrowing or grant of a security interest by the Borrower or any Debtor, as debtor-in-possession, or extension of credit, under the Bankruptcy Code;

            (vi) the disallowance, under the Bankruptcy Code, of all or any portion of the Secured Party's claim(s) for repayment of the Obligations;

            (vii)  any use of cash collateral under the Bankruptcy Code;

            (viii) any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding;

            (ix) the avoidance of any lien in favor of Secured Party for any reason;

            (x) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against the Borrower, any Debtor or any guarantor, maker or endorser of all or any part of the Obligations, including without limitation any discharge of, or bar or stay against collecting or accelerating, all or any of the Obligations (or any interest thereon) in or as a result of any such proceeding;

            (xi) any failure by Secured Party to file or enforce a claim against the Borrower, any Debtor or any estate in any bankruptcy or insolvency case or proceeding;


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

            (xii) any action taken by Secured Party that is authorized by this Agreement;

            (xiii) any election by Secured Party under Section 9-501(4) of the Uniform Commercial Code as enacted in any relevant jurisdiction as to any security for the Obligations or any guaranty of all or any part of the Obligations; or

            (xiv) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

            C. Until the Obligations shall have been paid and performed in full and all of the Financing Agreements shall have been terminated, no Debtor shall have any right of subrogation and each Debtor hereby waives any right to enforce any remedy which Secured Party now has or may hereafter have against the Borrower, or any other Debtor or any guarantor of all or any part of the Obligations, and each Debtor hereby waives any benefit of, and any right to participate in, any security or collateral given to Secured Party to secure payment, or performance of any of the Obligations or any other liability of the Borrower or any Debtor to Secured Party. Each Debtor further agrees that any and all claims of such Debtor against the Borrower, any other Debtor or any guarantor of all or any part of the Obligations, or against any of their respective properties, arising by reason of this Agreement, including without limitation by reason of any payment by such Debtor to Secured Party pursuant to the provisions hereof, shall be subordinate and subject in right of payment to the prior payment, in full, of all principal and interest, all reasonable costs of collection (including attorneys' and paralegals' fees) and payment and performance in full of any other liabilities or obligations of each of the Debtors and Borrower to Secured Party, including without limitation the Liabilities, which may arise either with respect to, on or under any Financing Agreement or any other note, instrument, document, item, agreement or other writing heretofore, now or hereafter delivered to Secured Party. Each Debtor further waives:

            (i) any requirements of diligence or promptness on the part of Secured Party;

            (ii) presentment, demand for payment or performance and protest and notice of protest with respect to the Obligations or any guaranty with respect thereto;


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            (iii) notices (a) of nonperformance, (b) of acceptance of this
      Agreement, (c) of default in respect of the Obligations, (d) of the existence, creation or incurrence of new or additional indebtedness, arising either from additional loans extended to the Borrower or any Debtor or otherwise, (e) that the principal amount, or any portion thereof, and/or any interest on any document or instrument evidencing all or any part of the Obligations is due, (f) of any and all proceedings to collect from the Borrower, any other Debtor, any guarantor, maker or endorser of all or any part of the Obligations, or from anyone else, and
      (g) of exchange, sale, surrender or other handling of any security or collateral given to Secured Party to secure payment of the Obligations or any guaranty therefor;

            (iv) any right to require Secured Party to (a) proceed first against the Borrower, any other Debtor or any other Person whatsoever, (b) proceed against or exhaust any security given to or held by Secured Party in connection with the Obligations, or (c) pursue any other remedy in Secured Party's power whatsoever;

            (v) any defense arising by reason of (a) any disability or other defense of the Borrower or any other Debtor, (b) the cessation from any cause whatsoever of the liability of the Borrower or any other Debtor, (c) any act or omission of Secured Party or others which directly or indirectly, by operation of law or otherwise, results in or aids the discharge or release of the Borrower or any other Debtor or any security given to or held by Secured Party in connection with the Obligations;

            (vi) any and all other suretyship defenses under applicable law; and

            (vii) the benefit of any statute of limitations affecting the Obligations or any Debtor's liability hereunder or the enforcement hereof.

In connection with the foregoing, Debtors covenant that this Agreement shall not be discharged, except by complete performance of the obligations contained herein and the payment and discharge in full of all of the Obligations and termination of all Financing Agreements (including without limitation any commitments with respect to the Liabilities). All waivers granted by each Debtor hereunder shall be unconditional and irrevocable irrespective of whether the Obligations have been paid in full by any Debtor or any other party.

            D. Each Debtor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower and the other Debtors, of any and all endorsers and/or guarantors of all or any part of the Obligations and of all other circumstances bearing upon the risk of nonpayment and nonperformance of the Obligations, or any part thereof, and each Debtor hereby agrees that Secured Party shall not have any duty to advise such Debtor of information known to Secured Party regarding such condition or any such circumstances. In the event Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Debtor, Secured Party shall not have any obligation (i) to undertake any investigation, whether or not a part of its regular business routine, (ii) to disclose any information which Secured Party wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to any Debtor.

            E. No Debtor shall take any action which would, directly or indirectly, result in an Event of Default or Default under the Loan Agreement.

            7.    DEFAULT, RIGHTS AND REMEDIES OF SECURED
PARTY.

            7.1 Rights and Remedies Generally. In the event of a default by any Debtor under this Agreement or a Default, Secured Party shall have, in addition to any other rights and remedies contained in this Agreement, all of the rights and remedies of a secured party under the Code or other applicable laws, all of which rights and remedies shall be cumulative, and non-exclusive, to the extent permitted by law. Without limiting the generality of the foregoing, to the extent permitted by applicable law, each Debtor hereby agrees that it will not invoke or utilize any law which might cause delay in or impede the enforcement of the rights under this Agreement or any of the Financing Agreements. In addition to all such rights and remedies, the sale, lease or other disposition of the Collateral, or any part thereof, by Secured Party after a default by any Debtor under this Agreement or a Default may be for cash, credit or any combination thereof, and Secured Party may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set off the amount of such purchase price against the obligations of any one or more of the Debtors or the Obligations then owing. Any sales of the Collateral may be adjourned from time to time with or without notice. Secured Party may, in its sole discretion, cause the Collateral to remain on any Debtor's premises, at the Debtors' expense, pending sale or other disposition of the Collateral. Secured Party shall have the right to conduct such sales on any Debtor's premises, at Debtors' expense, or elsewhere, on such occasion or occasions as Secured Party may see fit.

            7.2 Sale of Other Disposition of Collateral by Secured Party. Any notice required to be given by Secured Party of a sale, lease or other disposition or other intended action by Secured Party with respect to any of the Collateral which is deposited in the United States, registered mail, postage prepaid and duly addressed to Debtors at the address specified for notices pursuant to subsection 8.12 hereof, at least ten (10) days prior to such proposed action shall constitute fair and reasonable notice to Debtors of any such action. The net proceeds realized by Secured Party upon any such sale or other dispositions, after deduction for the expense of retaking, holding, preparing for sale, selling or the like and the reasonable attorneys' fees, and legal expenses incurred by Secured Party in connection therewith, shall be applied as provided herein toward satisfaction of obligations of the Debtors under this Agreement and the Obligations, including without limitation the obligations of each Debtor described in subsections 4.1, 4.2, 8.2 and 8.3 hereof. Secured Party shall account to the Debtors for any surplus realized upon such sale or other disposition, and Debtors shall remain liable for any deficiency. The commencement of any action, legal or equitable, or the rendering of any judgement of decree for any deficiency shall not affect Secured Party's security interest in the Collateral until all of the obligations of the Debtors under this Agreement and the Obligations are fully paid and performed. Each Debtor agrees that Secured Party has no obligation to preserve rights to the Collateral against any other parties.

            7.3 Waiver of Demand. Demand, presentment, protest and notice of nonpayment are hereby waived by each Debtor. Each Debtor also waives the benefit of all valuation, appraisal and exemption laws.

            7.4 Waiver of Notice. UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF A DEFAULT BY ANY DEBTOR UNDER THIS AGREEMENT OR A DEFAULT, EACH DEBTOR (PURSUANT TO AUTHORITY GRANTED BY ITS BOARD OF DIRECTORS) HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY SECURED PARTY OF ITS RIGHTS TO REPOSSESS THE COLLATERAL WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING. EACH DEBTOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS CHOICE WITH RESPECT TO THIS TRANSACTION AND THIS AGREEMENT.

            7.5 Remedies Against Other Persons. The obligations of each Debtor hereunder are independent of and separate from the Obligations and the obligations of any other Debtor or guarantor of the Obligations or any other Person. If any of the Obligations are not paid when due (and the applicable grace period, if any, under the Loan Agreement has expired), or upon the occurrence and during the continuance of any Default, Secured Party may, at its sole election, proceed directly and at once, without notice, against any Debtor and all or any part of the Collateral without first proceeding against the Borrower, any other Debtor or any guarantor of all or part of the Obligations or any other Person, or against any other security for the Obligations or the obligations of any such guarantor. Each Debtor consents and agrees that Secured Party shall not be under any obligation to make any demand upon or pursue or exhaust any of its rights or remedies against the Borrower, any other Debtor or any guarantor or any other Person with respect to the Obligations, or to pursue or exhaust any of its rights or remedies with respect to any security therefor, or any direct or indirect guaranty thereof or any security for any such guaranty.

            8.    MISCELLANEOUS.

            8.1 Waiver. Secured Party's failure, at any time or times hereafter, to require strict performance by any Debtor of any provision of this Agreement shall not waive, affect or diminish any right of Secured Party thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Secured Party of a default by any Debtor under this Agreement shall not suspend, waive or affect any default by any other Debtor or any other default by such Debtor under this Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of any of the Debtors contained in this Agreement and no default by any Debtor under this Agreement or Default shall be deemed to have been suspended or waived by Secured Party unless such suspension or waiver is in writing signed by an authorized officer of Secured Party, and directed to such Debtor specifying such suspension or waiver. All defaults by any Debtor under this Agreement and all Defaults shall continue until the same are waived by Secured Party in accordance with the preceding sentence.

            8.2 Costs and Attorneys' Fees. If at any time or times hereafter Secured Party employs counsel in connection with protecting or perfecting Secured Party's security interest in the Collateral or in connection with any matters contemplated by or arising out of this Agreement, whether (a) to prepare, negotiate or execute (i) any amendment to or modification or extension of this Agreement, or any instrument, document or agreement executed by any Person in connection with the transactions contemplated by this Agreement, or (ii) any instrument, document or agreement to be executed by any Person in connection with the transactions contemplated by this Agreement, or (iii) any instrument, document or agreement in connection with any sale or attempted sale of any interest herein to any participant, (b) to commence, defend, or intervene in any litigation or to file a petition, complaint, answer, motion or other pleadings, (c) to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise),
(d) to consult with officers of Secured Party to advise Secured Party, (e) to protect, collect, lease, sell, take possession of, release or liquidate any of the Collateral, or (f) to attempt to enforce or to enforce any security interest in any of the Collateral, or to enforce any rights of Secured Party, including without limitation Secured Party's rights to collect any of obligations of any of the Debtor under this Agreement or the Obligations, then in any of such events, all of the reasonable attorneys' fees arising from such services, and any expenses, costs and charges relating thereto, including without limitation all reasonable fees of all paralegals and other staff employed by such attorneys, together with interest following demand for payment thereof at the from time to time rate applicable to the Liabilities constituting part of the Revolving Loan, shall be payable by Debtors on demand and secured by the Collateral.

            8.3 Expenditures by Secured Party. In the event any Debtor shall fail to pay taxes, insurance, assessments, costs or expenses which such Debtor is, under any of the terms hereof or under the terms of any other Financing Agreement, required to pay, or fails to keep the Collateral free from security interests, liens or encumbrances as provided in this Agreement, Secured Party may, in its sole discretion, make expenditures for any or all of such purposes, and the amount so expended, together with interest thereon at the from time to time rate applicable to the Liabilities constituting part of the Revolving Loan, shall be payable by Debtors on demand and secured by the Collateral.

            8.4 Custody and Preservation of Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as any Debtor shall request in writing, but failure by Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure by Secured Party to preserve or protect any right with respect to the preservation of such Collateral not so requested by Debtors shall of itself be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

            8.5 Reliance by Secured Party. All covenants, agreements, representations and warranties made herein by any Debtor shall, notwithstanding any investigation by Secured Party, be deemed to be material and to have been relied upon by Secured Party.

            8.6 Parties. Whenever in this Agreement there is reference made to any of the parties hereto, such reference shall be deemed to include, wherever applicable, a reference to the successors and assigns of such party and the provisions of this Agreement shall be binding upon and inure to the benefit of said successors and assigns. Notwithstanding anything herein to the contrary, no Debtor may assign or otherwise transfer its rights or obligations under this Agreement without the prior written consent of Secured Party. Without in any way limiting Secured Party's rights, Secured Party may sell participations in the Obligations or sell or assign its rights hereunder, in whole or in part, on such terms as Secured Party may determine.

            8.7 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

            8.8 Application of Payments. Notwithstanding any contrary provision contained in this Agreement, each Debtor irrevocably waives the right to direct the application of any and all payments at any time or times hereafter received by Secured Party from any Debtor or with respect to any of the Collateral, and each Debtor does hereby irrevocably agree that Secured Party shall have the continuing exclusive right to apply and reapply any and all payments received at any time or times hereafter, whether with respect to the Collateral or otherwise, against the Obligations and the obligations of any Debtor under this Agreement in such manner as Secured Party may deem advisable, notwithstanding any entry by Secured Party upon any of its books and records.

            8.9 Marshalling; Payments Set Aside. Secured Party shall be under no obligation to marshall any assets in favor of any Debtor or any other Person or against or in payment of any or all of the obligations of any Debtor under this Agreement or the Obligations. To the extent that any Debtor makes a payment or payments to Secured Party or Secured Party enforces its security interests or exercises its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

            8.10 Section Titles. The section titles contained in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties.

            8.11 Continuing Effect. This Agreement and Secured Party's security interests in the Collateral, shall continue in full force and effect so long as any Obligations shall be owed to Secured Party, and (even if there shall be no Obligations outstanding) until all of the Financing Agreements (as defined in the Loan Agreement) (including without limitation any commitments with respect to the Liabilities) have been terminated and all of the Liabilities have been fully paid and discharged as provided in the Loan Agreement and all obligations of each Debtor under this Agreement have been fully paid and discharged.

            8.12 Notices. Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered
(i) three (3) days after deposit in the United States mails, with proper postage prepaid, (ii) when sent after receipt of confirmation or answerback if sent by telecopy, or other similar facsimile transmission, (iii) one (1) Business Day after deposited with a reputable overnight courier with all charges prepaid, or
(iv) when delivered, if hand-delivered by messenger, all of which shall be properly addressed to Secured Party or Debtors as the case may be, and sent to the address or number indicated as follows:

            (i)   If to Secured Party at:

                  American National Bank and
                    Trust Company of Chicago
                  33 North LaSalle Street
                  Chicago, Illinois 60690
                  Attention:  Dennis E. Harrison
                  Telecopy:  312/661-6929
                  Confirmation:  312/661-5707

            (ii)  If to any Debtor to such Debtor at:

                  15 Gilpin Avenue
                  Hauppauge, New York 11788
                  Attention:  George Fishman
                  Telecopy:  516/234-0346
                  Confirmation:  516/234-0200

            with a copy of such notice to:

                  Warshaw Burstein Cohen Schlesinger & Kuh, LLP
                  555 Fifth Avenue
                  New York, New York
                  Attention:  Frederick R. Cummings, Jr., Esq.
                  Telecopy:  212/972-9150
                  Confirmation:  212/984-7807

or to such other address or number as Secured Party or the Debtors designate to the other in the manner herein prescribed.

            8.13 Equitable Relief. Each Debtor recognizes that, in the event such Debtor fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy at law may prove to be inadequate relief to Secured Party; therefore, each Debtor agrees that Secured Party, if Secured Party so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

            8.14 CHOICE OF LAW. THIS AGREEMENT SHALL BE DEEMED TO BE EXECUTED AND HAS BEEN DELIVERED AND ACCEPTED IN CHICAGO, ILLINOIS. ANY DISPUTE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS AND NOT THE CONFLICTS OF LAW PROVISIONS OF THE STATE OF ILLINOIS.

            8.15  CONSENT TO JURISDICTION.

            (A) EXCLUSIVE JURISDICTION. EXCEPT AS PROVIDED IN SUBSECTION 8.15(B) HEREOF, SECURED PARTY AND DEBTORS AGREE THAT ALL DISPUTES BETWEEN THEM ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE OR FEDERAL COURTS LOCATED IN COOK COUNTY, ILLINOIS, BUT SECURED PARTY AND DEBTORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF COOK COUNTY, ILLINOIS. EACH DEBTOR WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

            (B) OTHER JURISDICTIONS. EACH DEBTOR AGREES THAT SECURED PARTY SHALL HAVE THE RIGHT TO PROCEED AGAINST SUCH DEBTOR OR ITS PROPERTY ("PROPERTY") IN A COURT IN ANY LOCATION TO ENABLE SECURED PARTY TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS OR THE OBLIGATIONS OF ANY DEBTOR UNDER THIS AGREEMENT, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SECURED PARTY. EACH DEBTOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIM IN ANY PROCEEDING BROUGHT BY SECURED PARTY TO REALIZE ON THE PROPERTY, THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS OR THE OBLIGATIONS OF ANY DEBTOR UNDER THIS AGREEMENT, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SECURED PARTY. EACH DEBTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH SECURED PARTY HAS COMMENCED A PROCEEDING DESCRIBED IN THIS SUBSECTION 8.15(B).

            8.16 SERVICE OF PROCESS. EACH DEBTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND IRREVOCABLY APPOINTS CT CORPORATION SYSTEM, 208 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60604 AS SUCH DEBTOR'S AGENT FOR THE PURPOSE OF ACCEPTING SERVICE OF PROCESS WITHIN THE STATE OF ILLINOIS. SECURED PARTY AGREES TO PROMPTLY FORWARD BY REGISTERED MAIL (NO RETURN RECEIPT REQUIRED) A COPY OF ANY PROCESS SO SERVED UPON SAID AGENT TO DEBTORS AT THEIR ADDRESS FOR NOTICES PROVIDED PURSUANT TO SUBSECTION 8.12 HEREOF. EACH

DEBTOR HEREBY CONSENTS TO SERVICE OF PROCESS AS AFORESAID. EACH DEBTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF THE COURTS REFERRED TO IN SUBSECTION 8.15 HEREOF IN ANY SUCH ACTION OR PROCEEDING BY MAILING COPIES OF SUCH SERVICE BY REGISTERED MAIL, POSTAGE PREPAID TO SUCH DEBTOR AT SAID ADDRESS. NOTHING IN THIS AGREEMENT SHALL AFFECT THE RIGHT OF SECURED PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW BUT ANY FAILURE TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS.

            8.17  WAIVER OF JURY TRIAL AND BOND.

            (A) WAIVER OF JURY TRIAL. EACH DEBTOR AND SECURED PARTY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN SECURED PARTY AND ANY ONE OR MORE OF THE DEBTORS ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH OR THE TRANSACTIONS RELATED THERETO. EACH DEBTOR AND SECURED PARTY HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHERS TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

            (B) WAIVER OF BOND. EACH DEBTOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF SECURED PARTY IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO OBTAIN POSSESSION OF, REPLEVY, ATTACH, OR LEVY UPON ANY COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS OR THE OBLIGATIONS OF ANY DEBTOR UNDER THIS AGREEMENT, TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SECURED PARTY, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER, PRELIMINARY OR PERMANENT INJUNCTION, THIS AGREEMENT, OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN SECURED PARTY AND ANY ONE OR MORE OF THE DEBTORS.

            8.18 ADVICE OF COUNSEL. EACH DEBTOR REPRESENTS TO SECURED PARTY THAT IT HAS DISCUSSED THIS AGREEMENT AND THE TRANSACTION GOVERNED BY THIS AGREEMENT WITH SUCH DEBTOR'S LAWYERS.

            8.19 Indemnification. Each Debtor agrees to defend, protect, indemnify and hold harmless Secured Party and each of its officers, directors, employees, attorneys, consultants and agents (collectively, the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including without limitation the reasonable fees and disbursements of counsel for and consultants of such Indemnitees in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto), which may be imposed on, incurred by, or asserted against such Indemnitees (whether direct, indirect, or consequential and whether based on any federal or state laws or other statutory regulations, including without limitation securities, environmental and commercial laws and regulations, under common law or at equitable cause or on contract or otherwise) in any manner relating to or arising out of this Agreement, or any act, event or transaction related or attendant thereto, or the management of the Collateral (including any liability under federal, state or local environmental laws or regulations) (collectively, the "Indemnified Matters"); provided that such Debtor shall have no obligation to any Indemnitee hereunder with respect to Indemnified Matters caused by or resulting from the willful misconduct or gross negligence of such Indemnitee. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this subsection 8.19 may be unenforceable because it is violative of any law or public policy, each Debtor shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees.

            8.20 Counterparts. This Agreement may be executed in any number of counterparts each of which shall be an original with the same effect as if the signatures thereto and hereto were on the same instrument. The delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

            8.21 Effectiveness. This Agreement shall become effective on the Effective Time.

            8.22 Liability of Debtors. Each of the Debtors shall be jointly and severally liable with respect to each of the representations, warranties and covenants made by any Debtor under this Agreement, each of which are intended and shall be deemed to have been made individually by each of the Debtors and jointly and severally by all of the Debtors.

            8.23 Amendment and Restatement. The HMG Security Agreement and the Security Agreement are hereby amended and restated in their entirety in the form of this Agreement as of the effectiveness of this Agreement; provided, however that any representations and warranties made by any Debtor to the Secured Party shall survive the execution and delivery of this Agreement.

            IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                        ALLIED DIGITAL TECHNOLOGIES CORP.


                        By: /s/ George Fishman
                           ---------------------------------
                        Title: Chief Executive Officer
                              ------------------------------


                        HMG DIGITAL TECHNOLOGIES CORP.


                        By: /s/ George Fishman
                           ---------------------------------
                        Title: Chief Executive Officer
                              ------------------------------


Accepted and agreed to in Chicago, Illinois on this 30th day of October, 1996.

AMERICAN NATIONAL BANK AND
TRUST COMPANY OF CHICAGO


By: /s/ Catherine Saccany
   ----------------------------
Title:  Vice President
      -------------------------